Exhibit 99.1

Investor Meeting June 8, 2015

This presentation contains forward - looking statements. These forward - looking statements include statements related to our expectations for second quarter and full - year 2015 revenue, adjusted EBITDA and capital expenditures; annualized growth rates; adjusted EBITDA margin and margin drivers; and growth in revenue from core data center services. Our expectations for second quarter and full - year 2015 revenue (including revenue from core data center services), adjusted EBITDA and capital expenditures, growth rates and margins are based on certain assumptions, including our ability to implement the identified growth strategies and their effectiveness, anticipated new product launches, leveraging of multiple routes to market, expanded brand awareness for high - performance Internet infrastructure services and customer churn levels. These assumptions may prove to be inaccurate in the future. Because such forward - looking statements are not guarantees of future performance and involve risks and uncertainties, there are important factors that could cause Internap’s actual results to differ materially from those in the forward - looking statements. These factors include our ability to execute on our business and growth strategy; our ability to maintain current customers and obtain new ones, whether in a cost - effective manner or at all; the robustness of the IT infrastructure services market; our ability to achieve or sustain profitability; our ability to expand margins and drive higher returns on investment; our ability to complete expansion of company - controlled data centers within the expected timeframe; our ability to sell into new data center space; the actual performance of our IT infrastructure services; our ability to correctly forecast capital needs, demand planning and space utilization; our ability to respond successfully to technological change and the resulting competition; the availability of services from Internet network service providers or network service providers providing network access loops and local loops on favorable terms, or at all; failure of third party suppliers to deliver their products and services on favorable terms, or at all; failures in our network operations centers, data centers, network access points or computer systems; our ability to provide or improve Internet infrastructure services to our customers; and our ability to protect our intellectual property, as well as other factors discussed in our filings with the Securities and Exchange Commission. Given these risks and uncertainties, investors should not place undue reliance on forward - looking statements as a prediction of actual results. We undertake no obligation to update, amend or clarify any forward - looking statement for any reason. 2 Forward - looking Statements

Product Market Execution Building a Great Company 3

Enable customers to leverage Internap’s comprehensive suite of products and services to create, transform and grow their businesses. We will target customers for whom infrastructure performance is business critical via all available channels to market . Our Go - to - Market Strategy 4 PRODUCT PORTFOLIO DIFFERENTIATION ROUTES TO MARKET TARGET MARKET Companies for whom infrastructure performance is business - critical • Cloud/ IaaS • Managed Hosting • Colocation • Network PERFORMANCE • Hybrid/best fit • Bare - metal Cloud • High density DCs • Network • Global footprint Direct sales Channel sales Inside/ eCom

Optimize end - user experience by combining accelerated network technologies and a global footprint Improve application performance through a hybridized hosting platform Solve your toughest infrastructure problems with technically savvy support and end - to - end ownership Internap is uniquely positioned to deliver PERFORMANCE WITHOUT COMPROMISE 5

Product Market Execution Building a Great Company 6

• Salesforce productivity initiatives • Proactive churn mitigation and account management • Targeted data center utilization • Channel programs – sales force multiplier • Lead generation and targeted marketing initiatives • New/enhanced product and service offerings Focus on Growth 7

Sales Productivity Enhancements Action Plan: New Selling Methodology – Account Executives ( AE) • Selling behaviors to drive sales effectiveness and velocity • Help AEs qualify opportunities and translate Internap technology into business impact New Coaching Methodology – Sales Directors (SD) • Systematic approach to AE knowledge and skill development • New sales plan formula for tailored AE sales plans rather than one - size - fits - all Restructured Onboarding and Training • Increased from three to four days and case study - driven; 50% of class time spent in “real world” role playing/simulation • Identified three AE certification levels – test, stand and deliver, field validation New online learning and sales enablement platform • Complete AE onboarding curriculum; just - in - time knowledge and skills remediation • Serves up relevant product and vertical Marketing content for each sales opportunity 8 Challenge: • Sales team with limited tenure • Lack of a consistent selling methodology focused on customer business needs

Challenge: • Current plan built to drive AEs to focus on new logos over existing customers • Underservicing current customer base driving higher customer churn • No incentive to renew current customer contracts Action Plan: • 100% commission on new product sold into current customers • Provide sales with incentive to renew existing customer contracts Sales Compensation Plan Improvements 9

Churn Mitigation: Global & Major Account Program • A dedicated team who knows your business and your environment • Provides the highest priority and expert level of support available, period • Executive sponsorship • Cycle of continuous improvement as your business grows Program Highlights • Activity reporting and planning review • Escalation management • Service delivery plan & documentation • Proactive information distribution • Expert - priority support Proactive Operational Support Sales Account Executive Solutions Engineer Project Manager Sales Ops/ Client Account Manager Technical Account Manager Executive Patronage Support 10

Churn Mitigation: Systematic, Data - Driven Management of All Accounts 11 Strategy Operations Forecasting Analytics Reporting What happened? • Rearview mirror • Inactive approach Why did it happen? • Root cause/Stakeholder • Reactive approach What will happen? • Forecasting • Proactive approach What is happening? • Process Management • Real - time work What should happen? • Strategy • Process modification • Proactive approach

Channel Acceleration: Data Center Utilization 12 Opportunity: • Reinvigorate Channel program to accelerate near - term bookings and increase data center utilization • Accelerate Cloud and Hosting sales by expanding Internap’s partner ecosystem beyond current telecom agent focus Plan : • Compensation incentives for new logos rolled out to channel partners • Trained and certified partners on Internap’s cloud and hosting portfolio – 25 agencies/partners certified/trained in cloud (not including sub - agents ) • Target , onboard and train new channel partners that have experience selling cloud solutions

- Matches ideal customer profile - Interested in Internap’s services - Agrees to take a meeting with an AE 13 Source: Predictable Revenue , Aaron Ross & Marylou Tyler New outbound prospecting p rogram to accelerate n ew l ogo acquisition Sales Development Team Launched 3Q14, expanded 1Q15 Prospecting methodology and tools rolled out to AEs in 3Q14 Lead Generation: Sales Development Program

Lead Generation: Targeting Additional Performance Verticals 14 Opportunity: • Generate more new logos by expanding prospecting into new performance verticals • Build on traction in Ad Tech and Online Gaming verticals Plan: Develop sales enablement materials and lead generation programs for additional performance - centric industries: • Software & Internet - SaaS and packaged software • Healthcare Technology • Online Education • Financial Services • Oil & Gas • Hosting & IT Infrastructure

Lead Generation: Cloud Cross - sell Campaign 15 Opportunity: • Increase share of wallet and stickiness for existing customers through targeted cross - sell of public cloud and bare - metal services Plan: • Identify high - potential colocation customers (e.g., high - propensity to buy, single site footprint) • Create customer campaign with promotions/incentives to try Internap’s cloud and hosting services • Provide sales enablement materials for AEs to schedule meetings with targeted customers • T rack activity and results through CRM dashboards and Sales Director one - on - ones

Financial Guidance 16 Revenue Adjusted EBITDA* $ 80 - $ 81 $ 19 - $ 20 2Q 2015 Financial guidance constitutes forward - looking statements which involve risks and uncertainties. Please refer to slide 2 for more information regarding forward - looking statements. Capital Expenditures Growth Maintenance $331 - $337 $87 - $93 FY 2015 $ Millions $70 - $80 $55 - $60 $15 - $20 * Adjusted EBITDA includes executive transition costs of $1.5M in 2Q 2015 and $2.0M in FY 2015

$82.8 $113.4 $134.0 $195.4 $203 - $207 2011 2012 2013 2014 2015E 17 Strategic Mix Shift Engine for Growth Core Revenue Core Data Center Services Drive Profitable Growth • Core revenue represents >80% of data center services revenue and >60% of consolidated revenue • >25% 4 - year revenue CAGR • 2015 core revenue growth muted due to impact of 111 8 th ave churn and unique churn events that impacted a small number of significant colocation and hosting customers • Solid foundation for a return to above mid - teens annualized growth rates $ in millions. Core data center services defined as company - controlled colocation, hosting and cloud services. CAGR is compound annual growth rate. 2015E based on revenue guidance range.

18 Accelerated Rate of Margin Expansion Adjusted EBITDA Margin Multiple Drivers to Adjusted EBITDA Margin Expansion • Favorable mix shift towards selling more core data center services • Positive product mix shift within our core data center services • High incremental margins associated with selling into our company - controlled data center capacity • Tight operational controls and positive operating leverage 2015E based on revenue and Adjusted EBITDA guidance range, inclusive of executive transition costs. 17.7% 19.0% 20.5% 23.5% 28.1% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 2011 2012 2013 2014 2015E 25.8% +130 Bps +300 Bps +150 Bps +230 Bps - +460 Bps

Summary 19 Company - wide focus alignment on growth • Improved execution of current strategy to achieve 2015 revenue and EBITDA • Increase customer acquisition, growth and retention Early results from initiatives already underway indicate positive momentum • AE prospecting & marketing programs - > notable uptick in new logo acquisition • Revamped sales training > consistent sales approach and coaching methodology • Focus on activity, tracking and accuracy - > improved funnel visibility Several new initiatives being implemented across functions to further accelerate growth • Sales: territory re - alignment/expansion, compensation improvements, channel acceleration, global accounts program • Marketing: lead follow - up improvements, targeting and cross - sell initiatives • Business Units: new product launches/expansions, targeted promotions • Customer Support: systematic, data - driven account management and churn mitigation